UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania		17110
(Address of principal executive offices)		(Zip Code)

(717) 827-4039

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2019, as a result of the assessment by Riverview Financial Corporation’s board of directors of the future corporate governance needs of the Corporation, it was determined that the board of directors should ultimately be reduced by two board seats, to be accomplished as follows:

(1)

Mr. Carl Metzgar, a Class 1 director, resigned as a Class 1 director effective as of February 27, 2019 and was immediately appointed by the board of directors to serve for the unexpired term of the Class 3 board seat left open by the resignation of a member of the board of directors earlier in 2019. As a result, Mr. Metzgar is now a Class 3 member of the board of directors, serving a term that will end at the 2019 annual meeting of shareholders. He will continue to serve on the Loan Committee;

(2)

the Class 1 board position left open by the resignation of Mr. Metzgar, as stated above, will not be filled and, as a result, the board took immediate action to reduce the full size of the board of directors to 15 members; and

(3)

the Class 3 board position of Mr. Charles Johnston, which will be resigned effective as of the 2019 annual meeting of shareholders as a result of the age limits imposed on directors by the Corporation’s bylaws, will not be filled and, as a result, the full size of the board will be automatically reduced, without further action, to 14 members, effective as of the 2019 annual meeting.

In arriving at the structure used for the reorganization of the board of directors, the board took into account that the reorganization and reduction of board seats that was implemented maintains an equal number of “legacy” Riverview directors and “legacy” CBT Financial Corporation (“CBT”) directors, as required by the Agreement and Plan of Merger by which Riverview and CBT merged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: March 4, 2019	/s/ Brett D. Fulk
Brett D. Fulk
Chief Executive Officer